UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 19, 2015
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 19, 2015, La Jolla Pharmaceutical Company (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders approved and adopted an amendment to the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder. The amendment to the Plan was previously approved by the Company’s Board of Directors.

A copy of the Plan was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 20, 2015 (the “Proxy Statement”) in connection with the solicitation of proxies for the Annual Meeting. The terms of the Plan are hereby incorporated by reference herein.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s shareholders voted on the following proposals: (i) election of five directors to serve until the Company’s 2016 Annual Meeting of Shareholders; (ii) ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and (iii) approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

The number of issued and outstanding shares of common stock at the close of business on July 10, 2015, the record date for eligibility to vote at the Annual Meeting, was 15,250,840. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 13,777,799. All matters submitted to a vote of the Company's shareholders at the Annual Meeting were approved, and all director nominees were elected.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

(i) Election of Five Directors.

Director Nominee	Votes For	Votes Withheld
George F. Tidmarsh, M.D., Ph.D.	11,264,390	9,260
Kevin C. Tang	10,104,155	1,169,495
Laura L. Douglass	10,104,185	1,169,465
Craig A. Johnson	10,096,488	1,177,162
Robert H. Rosen	11,263,898	9,752

There were 2,504,149 broker non-votes regarding the election of directors.

(ii) Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Shareholders of the Company ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

The results of the voting on this proposal were: 13,714,040 votes for, 20,424 votes against and 43,335 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Approval of an amendment to the Company's 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

Shareholders of the Company approved an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares that are available for issuance.

The results of the voting on this proposal were: 7,680,861 votes for, 3,584,647 votes against and 8,142 votes abstained. There were 2,504,149 broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

Date:	August 25, 2015	/s/ George F. Tidmarsh
George F. Tidmarsh, M.D., Ph.D.
President, Chief Executive Officer and Secretary